EXHIBIT 32b.

Certification by the Chief Financial Officer Pursuant to 18 U. S. C. Section 1350, as

Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, I, Andrew R. J. Bonfield, hereby certify that, to the best of my knowledge, Bristol-Myers Squibb Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 (the “Report”), as filed with the Securities and Exchange Commission on July 31, 2007, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bristol-Myers Squibb Company.

/s/ Andrew R. J. Bonfield
Andrew R. J. Bonfield
Chief Financial Officer

July 31, 2007

E-32-2